Exhibit 99.1

36th Annual Cowen & Company Healthcare Conference

Forward Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. Any statements in or made orally during this presentation about future expectations, plans and prospects for the company, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. Important factors that may cause or contribute to such differences include the factors set forth under the captions “Risk Factors” in our most recent quarterly report on Form 10-Q that we filed with the U.S. Securities and Exchange Commission for the period ended September 30, 2015. The forward-looking statements contained in this presentation reflect our current views with respect to future events, and we assume no obligation to update any forward-looking statements except as required by applicable law.

Committed to advancing patient care Focused on serious unmet needs in Cancers & Rare Diseases Leading scientific discovery in TLR Immune Modulation and Antisense Targeting Medicines for Patients

Two unique scientific platforms serve as engines for continuous growth SERIOUS UNMET PATIENT NEEDS THIRD GENERATION ANTISENSE (3GA) TOLL-LIKE RECEPTOR IMMUNE MODULATION Genetically defined forms of B-cell lymphoma Rare Disease Immuno-Oncology Multiple targets in cancer and rare diseases

Delivered on the Promises in 2015 Presented first positive IMO-8400 safety and efficacy data in B-cell lymphoma target Initiated clinical studies in Melanoma and Dermatomyositis Named first gene targets for 3rd Generation Antisense development platform (3GA) Announced first collaboration for 3GA platform Instituted new corporate culture Re-built leadership team and strengthened employee base Facilitated the Transition from Scientific Organization to Clinical Development Company with Commercial Goals

Immuno-Oncology Clinical Development Program

TLR9 Agonist to Induce the Immune System Therapeutic Rationale IMO-2125 triggers interferon-alpha expression resulting in immune activation in the tumor microenvironment Emerging class of checkpoint inhibitors (CPIs) Designed to block pathways that inhibit anti-tumor immune responses PD-1 and CTLA-4 inhibitors are FDA approved for the treatment of certain cancers Numerous other CPI’s in clinical development (IDO1, TIM3, LAG3, OX40, STING) Despite this advancement, many barriers remain in tumor microenvironment limiting efficacy Intratumoral administration of IMO-2125 in preclinical models has stimulated dendritic cell maturation and T-cell activation in the tumor microenvironment, leading to increased local and systemic antitumor immune responses and tumor regression both alone and as well as in CPI combinations

Intratumoral IMO-2125 Mechanism of Action Intratumoral Delivery of IMO-2125 Draining Lymph node Primed T-cells invade treated as well as distant tumor sites Metastases are targeted by primed anti-tumor T-cells Increased TIL Infiltration IFN-α & Th1 type cytokines TLR9 Dendritic Cells Tumor specific antigens NK cells CD8+ T-cells Step 1. DC maturation Step 2. Antigen presentation to T-cells Step 3. T- cell activation Step 4. T-cell expansion Step 5. T-cell migration and tumor cell-killing

Intratumoral IMO-2125 and CTLA-4 induce systemic anti-tumor response in multiple preclinical studies Tumor implantation 0 7 11 5 9 13 Days after tumor implantation Placebo Groups: Placebo IMO-2125 Anti-CTLA-4 mAb IMO-2125 + anti-CTLA-4 mAb Tumor volume, mm3 800 400 0 1200 1000 600 200 1400 0 7 11 5 9 13 Days after tumor implantation Tumor volume, mm3 800 400 0 1200 1000 600 200 1400 0 7 11 5 9 13 Days after tumor implantation Tumor volume, mm3 800 400 0 1200 1000 600 200 1400 0 7 11 5 9 13 Days after tumor implantation Tumor volume, mm3 800 400 0 1200 1000 600 200 1400 IMO-2125 Anti-CTLA-4 mAb Combination Treatment Days 0 5 6 8 9 Tumor implantations: Solid tumor (2 x 107 CT26, s.c., right flank) Lung metastases (3 x 106 CT26, i.v.) IMO-2125: 2.5 mg/kg i.t. injection (Tumor 1) Anti-CTLA-4 mAb: 10 mg/kg i.p. injection Tumor 2 (CT26) IMO-2125 Anti-CTLA-4 mAb CT26

IMO-2125 and anti-PD-1 mAb preclinical combo demonstrated improved tumor growth inhibition in both treated and distant tumors vs. monotherapy 0 7 11 9 14 Days after tumor implantation Tumor volume, mm3 800 400 0 1200 1000 600 200 0 8 13 6 11 Days after tumor implantation Tumor volume, mm3 800 400 0 1200 1000 600 200 PBS 0 7 11 9 14 Days after tumor implantation 800 400 0 1200 1000 600 200 0 8 13 6 11 Days after tumor implantation 800 400 0 1200 1000 600 200 IMO-2125 0 7 11 9 14 Days after tumor implantation 800 400 0 1200 1000 600 200 0 8 13 6 11 Days after tumor implantation 800 400 0 1200 1000 600 200 Anti-PD-1 mAb 0 7 11 9 14 Days after tumor implantation 800 400 0 1200 1000 600 200 0 8 13 6 11 Days after tumor implantation 800 400 0 1200 1000 600 200 Combination Treated tumors Distant tumors TILs TILs TILs TILs

IMO-2125/ipilimumab in melanoma underway Phase I Dose Escalation: Recruit patients to cohorts (3+3 design with Bayesian component) of increasing IMO-2125 dose levels in combination with ipilimumab at its approved dose/schedule IMO-2125 intratumoral injection to be administered weekly X 3 in first 4 week cycle, then once every 3 weeks in subsequent 3 week cycles for 9 weeks Approximately 24 melanoma patients who have relapsed after prior therapy Phase 2: Approximately 30 pts with metastatic melanoma Preliminary assessment of efficacy in addition to biomarker analyses

Progress Underway Execution of open-label Phase 1/2 clinical trial with MDACC Will continue to analyze both translational and clinical safety and efficacy data from this ongoing study Tumor biopsies will be evaluated for immune activation by flow cytometry and immuno-histochemistry in both treated and distant tumors Formulate and execute broader immuno-oncology development program Identifying next studies to execute Additional treatable tumor types Other CPI combinations based on extensive pre-clinical modeling both in house and through academic partnerships

Toll Like Receptor (TLR) Antagonism Clinical Programs

Genetically-defined B-cell Lymphomas

Waldenström's Macroglobulinemia (WM)

- Rare and slow-growing form B-cell lymphoma[1]
- ~1,000-1,500 new cases diagnosed annually in US[1]
- 90% carry MYD88 L265P mutation[2]
- Serious complications include anemia, retinopathy and peripheral neuropathy[1]

Diffuse Large B-Cell Lymphoma (DLBCL)

- Fast growing and potentially lethal form of B-cell lymphoma[1]
- ~20,000 new cases diagnosed annually in US[3]
- ~10% carry MYD88 L265P mutation[4,5]
- Data show poor prognosis in MYD88 L265P+ population[6]

Survival is impaired in MYD88 L265P+ DLBCL patients[6]



Overall Survival
WT-MYD88 (n=158)
MUT-MYD88 L265P (n=17)
P=.001
0
24
48
72
96
120
144
168
Time (Months)

MYD88 L265P mutation also present in chronic lymphocytic lymphoma (5-10%)[7], splenic marginal zone lymphoma (13%)[8], primary CNS lymphoma (36%)[9], and other cancers

[1] American Cancer Society; [2] Treon SP, et al. N Engl J Med. 2012.; [3] Cultrera JL, et al. Cancer Control. 2012.; [4] Wang, et al. Bood Lymph Canc 2013. [5] Rosenwald A, et al. N Engl J Med. 2002. [6] Fernandez- Rodriguez C, et al. Leukemia. 2014. [7] Puente, et al. Nature. 2011. [8] Yan, et al. Haematologica. 2011. [9] Montesinos-Rongen, et al. Acta Neuropathol. 2011.

© 2016 Idera Pharmaceuticals

Mean change in hemoglobin Mean change in hematocrit Demonstration of Clinical Activity with IMO-8400 In the highest dose cohort studied to date (1.2 mg/kg twice a week): Among 6 evaluable patients, 3 had responses and 2 had stable disease Median time to first response was ~10.5 weeks Improvements in symptoms, hemoglobin and bone marrow were seen One of these responders was refractory to ibrutinib Efficacy evaluable patients (N=14) Max decline from baseline in the serum IgM or M-protein, % >25% Decrease

IMO-8400 was generally well tolerated at all dose levels tested Most reported adverse events (AEs) were mild or moderate (grade 1 or 2) The most common AEs observed were fatigue, injection site erythema, headache, injection site pain, nausea and pain in extremity Grade 3 AEs reported as possibly or probably related to study drug included neutropenia, anemia and arthritis 1 of 8 patients treated with 2.4 mg/kg in the safety population had a dose-limiting toxicity (DLT) deemed possibly related to study drug. This patient experienced a grade 3 probable flare of pre-existing arthritis We have not yet reached IMO-8400’s MTD

Progress Underway Continued to enroll additional patients into the previous highest dosing cohort to capitalize on investigator enthusiasm and momentum, while we: Amended both DLBCL and WM study protocols to evaluate higher and more convenient dosing (2.4 mg/kg once weekly and 3.6 mg/kg once weekly) Development strategy centered on demonstrating efficacy in DLBCL which represents the most significant patient population facing greatest unmet medical need Data analysis from open label studies will enable periodic updates at various medical congresses

Applying TLR Platform to Rare Disease Therapeutic Rationale Cell damage may be caused by stress, injury or infection Onset typically occurs between ages 40-60 years Symptoms can be severely disabling, and include: Muscle weakness, skin rash and/or calcinosis, joint pain, and difficulty swallowing Corticosteroids and immunosuppressive drugs have limited efficacy and serious side effects ~25k patients in U.S. Opportunity TLR antagonism may disrupt the autoimmune cycle of tissue damage to improve disease symptoms Dermatomyositis

TLRs Play Role in Pathogenesis of DM



Damage Associated Molecular Patterns (DAMPs) released from dead and damaged cells
Interstitial space
Other cell types
Capillary
pDC
mDC
MΦ
Activation of immune cells
IFN-α, IFN-β, TNF-α, IL-1, IL-12, IFN-γ
Pro-inflammatory cytokines & chemokines
IL-1
IL-1R
Capillary
Expression of cytokines & chemokines
TNF
TNFR
IL-1
IL-1R
Muscle fiber & capillaries
Inflammasome
IκB
NF-κB
Endosomal TLRs
NF-κB
Transcription of MHC class I, cytokines, chemokines, adhesion molecules
New cellular damage resulting in propagation of the disease process
DAMPs
Endosomal TLRs

- Damaged skeletal muscle and skin tissue release Damage Associated Molecular Patterns (DAMPs)
- DAMPs bind to and initiate immune signaling through TLRs 7, 8 and 9 in skeletal muscle fibers and immune cells
- TLR signaling induces pro-inflammatory cytokines, driving downstream effects including damage to capillaries and hypoxia in affected tissue, inhibition of new muscle fiber formation, and cell death idera

Rayavarapu, et al. Skeletal Muscle, 2013.

© 2016 Idera Pharmaceuticals

DM Phase 2 Study Underway



Study 211: Double-Blind, Placebo-Controlled Phase 2 Trial
0.60 mg/kg weekly
N = 24
Randomization
Placebo
N = 12
Screening: ≤ 28 days
24 weeks

Study Design

- 24-week randomized, double-blinded placebo-controlled assessment

Major Eligibility Criteria

- DM diagnosis, aged 18-75 years, active skin and muscle disease, stable regimen of con-meds

Primary endpoint

- CDASI activity score

Exploratory endpoints

- MMT-8, 10-meter run walk, Timed Up and Go test, Four Stair Climb, 5D itch scale, SF-36 health survey

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© 2016 Idera Pharmaceuticals

Third Generation Antisense (3GA) Platform

Why is third generation antisense (3GA) needed? To realize the full potential of antisense technology for the treatment of diverse diseases To overcome the limitations of the first and second generation antisense technology Immunotoxicity Therapeutic Index 3GA Platform Built upon the lessons learned from Idera’s Pioneering work with 1st and 2nd Generation Antisense Assays were conducted with antisense constructs in Hepa 1-6 cells; RNA levels were quantified by qPCR % PCSK9 mRNA Expression

Our 3GA disease prioritization process Gene target associated with the disease Over expression of the gene correlates with disease Gene target/pathway proof-of-concept established Gene target/pathway not “druggable” with small molecules or antibodies Rare disease and oncology indications with commercial viability Possibility of local delivery to the site of gene expression Bladder, Ocular, Intratumoral, Lungs, GI/Colon Key Considerations

3GA platform is ready to realize the full potential of antisense technology 3GA is designed to address the shortcomings/limitations of 1st and 2nd generation ASO Distinct mechanism with potent gene knockdown Rapid process from target selection to potential drug candidate We expect 1 to 2 targets per year to push into IND enabling studies for certain cancers and rare diseases We believe we can further exploit the 3GA technology through partnerships with companies whose interests lie outside of oncology and rare diseases First license agreement entered into in 2015 with GSK for renal targets

Experienced Leadership

SUDHIR AGRAWAL, D.Phil. ~ *President, Research*

LOUIS ARCUDI ~ *Chief Financial Officer*

MARK CASEY ~ *General Counsel*

JILL CONWELL ~ *Human Resources*

ROBERT DOODY ~ *IR & Comms*

CLAYTON FLETCHER ~ *Strategy & BD*

JOANNA HOROBIN, MB, ChB ~ *Chief Medical Officer*

VIN MILANO ~ *Chief Executive Officer*

ViroPharma Incorporated

Shire

genzyme

Verastem

HOLOGIC® The Science of Sure

Syndax

idera

© 2016 Idera Pharmaceuticals

Growing Development Pipeline Advancing TLR Antagonism – IMO-8400 Waldenström’s macroglobulemia Diffuse large B-cell lymphoma (MYD88 L265P+) Dermatomyositis Development Program Preclinical Phase 1 Phase 2 Pivotal TLR Agonism – IMO-2125 Refractory/Relapsed Melanoma w/ CTLA4 Additional Tumor Types / CPI Combos THIRD GENERATION ANTISENSE NLRP DUX4 Planning underway RESEARCH Program Preclinical Phase 1 Phase 2 Pivotal Current Cash Position to fund operations into 3Q 2017

Thank You